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                                  EXHIBIT 99.2

                 ORDER TO CEASE AND DESIST DATED MARCH 15, 2002





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                      FEDERAL DEPOSIT INSURANCE CORPORATION

                                WASHINGTON, D.C.


------------------------------------
                                    )
In the Matter of                    )
                                    )
FIRST SOUTHERN BANK                 )      ORDER TO CEASE AND DESIST
FLORENCE, ALABAMA                   )
                                    )            FDIC-02-023b
                                    )
(INSURED STATE NONMEMBER BANK)      )
------------------------------------)

        First Southern Bank, Florence,  Alabama ("Bank"), having been advised of its right to a Notice of  Charges  and of  Hearing  detailing  unsafe or unsound banking  practices and violations of applicable laws and regulations  alleged to have been  committed  by the Bank and of its right to a hearing  on the  alleged charges under section 8(b)(1) of the Federal Deposit  Insurance Act ("Act"),  12

U.S.C.  ss.  1818(b)(1),   and  having  waived  those  rights,  entered  into  a

STIPULATION  AND  CONSENT  TO THE  ISSUANCE  OF AN  ORDER TO  CEASE  AND  DESIST

("CONSENT AGREEMENT") with counsel for the Federal Deposit Insurance Corporation

("FDIC")  and with a  representative  of the Alabama  State  Banking  Department

("Alabama   State  Banking  Department"),  dated  March 4,  2002.   The  Alabama

State Banking  Department may issue an order to cease and desist pursuant to the

Code of Alabama Section  5-6A-12 (1975).  Whereby solely for the purpose of this proceeding  and  without  admitting  or denying  any of the charges of unsafe or unsound banking  practices and violations of laws and regulations,  the Bank has consented to the issuance of an ORDER TO CEASE AND DESIST  ("ORDER") by the FDIC

and the Alabama State Banking Department.




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        The FDIC and the Alabama State Banking Department  considered the matter and  determined  that  there is reason to believe  that the Bank had  engaged in unsafe or unsound  banking  practices and had  committed  violations of laws and regulations.  The FDIC and the  Alabama  State  Banking  Department,  therefore,

accepted the Consent Agreement and issued the following:

                            ORDER TO CEASE AND DESIST

        It is HEREBY ORDERED, that the Bank, its institution-affiliated parties,

as that term is defined in section 3(u) of the Act, 12 U.S.C.  ss. 1813(u),  and its  successors  and  assigns  cease and desist  from the  following  unsafe and unsound banking practices and violations of law and regulations:

        1      Operating with inadequate management;

        2      Operating with inadequate equity capital and reserves in relation to the volume and quality of assets held by the Bank;

        3      Operating the Bank with a large volume of poor quality  loans;

        4      Operating with an inadequate allowance for loan and lease losses;

        5      Following hazardous lending and lax collection practices;

        6      Operating with inadequate provisions for interest rate risk;

        7      Operating with inadequate routine and controls policies; and

        8      Operating in such a manner as to produce operating losses.

        IT IS HEREBY ORDERED, that the Bank, its institution-affiliated parties,

and its successors and assigns take affirmative action as follows:



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                                   MANAGEMENT

            1. (a)  Beginning  with the effective  date of this ORDER,  the Bank shall have and retain a chief  executive  officer and a senior  lending  officer having  qualifications  and experience  commensurate  with his or her duties and responsibilities at the Bank including the following:

                      (i)    a chief  executive  officer with proven  ability in

                             managing   a  bank  of   comparable   size  and  in

                             effectively  implementing  lending,  investment and

                             operating policies in accordance with sound banking

                             practices; and

                      (ii)   a   senior   lending   officer   with   significant

                             appropriate   lending,    collection,    and   loan

                             supervision experience, and experience in upgrading

                             a low quality loan portfolio.

               (b) Within 90 days of the effective date of this ORDER,  the Bank shall have and retain a chief  financial  officer with  significant  appropriate experience in managing the  operations of a bank of similar size and  complexity in accordance with sound banking practices.

               (c)    The  qualifications of management shall be assessed on its ability  to:

                      (i)   comply with the requirements of this ORDER;

                      (ii)  operate the Bank in a safe and sound manner;

                      (iii) comply with applicable laws and regulations; and

                      (iv)  restore all aspects of the Bank to a safe and  sound

                            condition,    including   asset   quality,   capital

                            adequacy,  earnings,  management effectiveness,  and

                            liquidity.


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               (d) During  the life of this  ORDER,  the Bank  shall  notify the

Regional  Director of the FDIC's Atlanta Regional Office  ("Regional  Director")

and  the   Superintendent   of   Banks,   Alabama   State   Banking   Department

("Superintendent") (collectively,  "Supervisory Authorities") in writing when it proposes to add any  individual  to the Bank's board of  directors  ("Board") or employ any individual as a senior executive  officer.  The notification  must be received  at least 30 days before such  addition  or  employment  is intended to become  effective  and  should  include  a  description  of the  background  and experience of the individual or individuals to be added or employed.

               (e) The Bank may not add any  individual  to its  Board or employ any individual as a senior  executive  officer unless the Alabama State Banking

 Department  provides  written  approval  of such  individual  and the  Regional

 Director does not issue a notice of  disapproval  pursuant to section 32 of the

 Act, 12 U.S.C. ss. 1831(i).

               (f) To facilitate having and retaining qualified management,  the

 Board  shall,  in no more than 30 days from the  effective  date of this ORDER,

 develop a written analysis and assessment of the Bank's management and staffing needs ("Management Plan"), which shall include, at a minimum:

                      (i)    identification  of both  the  type  and  number  of

                             officer  positions  needed to manage and  supervise

                             properly  the  affairs of the Bank;

                      (ii)   identification  and  establishment  of  such   Bank

                             committees as are  needed to  provide  guidance and

                             oversight to active management;

                      (iii)  evaluation of each Bank officer,  and in particular the chief executive  officer and the senior lending

                             officer,  to determine  whether  these  individuals

                             possess   the   ability,   experience   and   other

                             qualifications


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                             required to perform present and anticipated duties,

                             including   adherence  to  the  Bank's  established

                             policies and practices, and maintenance of the Bank

                             in a safe and sound condition;

                      (iv)   a plan of action to recruit and hire any additional

                             or   replacement   personnel   with  the  requisite

                             ability, experience and other qualifications, which

                             the Board  determines  are  necessary  to fill Bank

                             officer or staff member  positions  consistent with

                             the  Management  Plan as provided in this paragraph

                             and other parts of this ORDER; and

                      (v)    an organization chart.

               (g) The written  Management Plan and any subsequent  modification thereto  shall be  submitted  to the  Supervisory  Authorities  for  review and comment.  No more  than 30 days  from  the  receipt  of any  comment  from  the

 Supervisory  Authorities,  and after  consideration of such comment,  the Board shall approve the written Management Plan and/or any subsequent modification.

                             LOAN OPERATIONS OFFICER

            2. (a) Within 60 days of the effective date of this ORDER,  the Bank shall hire or appoint a qualified person to serve as the Bank's loan operations officer or manager.  The Bank shall  evaluate  the  following  qualities of the proposed  loan  operations  officer:  training  in  loan  operations  and  loan documentation,  loan operations experience in a financial institution,  ability to comply  with the  requirements  of this  ORDER and the Bank's  written  loan policy,  and knowledge of  applicable  laws and  regulations  and sound banking procedures.


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               (b) The loan  operations  officer  shall be  responsible  for all operations of the Bank's loan department  including loan documentation,  credit and  collateral  files,  and loan entries.  The loan  operations  officer shall report monthly and directly to the Bank's Audit Committee.  The Audit Committee will then report its findings to the entire Board. The reports shall:

                      (i)    disclose all outstanding documentation exceptions;

                      (ii)   separately and prominently list each loan made

                             during  the  preceding   month   without   complete

                             documentation   as  required  by  the  Bank's  loan

                             policy; and

                      (iii)  disclose each loan made during the preceding  month that  represents  an  exception  to the Bank's loan

                             policy that was not properly approved  according to

                             the requirements of the loan policy.

                             ORGANIZATIONAL STAFFING

            3. Within 60 days of the  effective  date of this ORDER,  the Bank's

Board  will  cause  a  written  review  to  be  made  of  the  Bank's   staffing

requirements,  with  particular  emphasis  on its loan  administration  and loan collection needs. The Bank's Board will promptly  thereafter  commence a program to hire or  adequately  train the number of personnel  needed to comply with the results of the review.

                              INTERNAL LOAN REVIEW

            4. (a) Within 60 days from the  effective  date of this  ORDER,  the

Bank shall adopt an internal  loan review and grading  system to provide for the periodic review of the Bank's loan portfolio in order to identify and categorize the Bank's loans, and other extensions of credit which are carried on the Bank's books as loans, on the basis of credit quality. The Bank shall also within


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60 days from the effective date of this ORDER,  submit the written internal loan review and grading system to the Supervisory Authorities for review. Such system and its implementation  shall be satisfactory to the Supervisory  Authorities as determined  at  their  initial  review  and at  subsequent  examinations  and/or visitations. At a minimum, the grading system shall provide for:

                (i)    specification of standards and criteria for assessing the

                       credit quality of the Bank's loans;

                (ii)   application of loan grading standards and criteria to the

                       Bank's loan portfolio;

                (iii)  categorization of the Bank's loans into  groupings  based on the  varying  degrees of credit and other  risks which

                       may be presented under the applicable  grading  standards

                       and criteria,  but in no case,  will a loan be assigned a

                       rating higher than that assigned by examiners at the last

                       examination or visitation of the Bank unless  approved in

                       writing by the Supervisory  Authorities;

                (iv)   assessment of the likelihood  that  each loan  exhibiting

                       credit and  other risks  will  not be repaid according to

                       its terms and  conditions;

                (v)    identification  of  any  loan  that is not in conformance

                       with the Bank's loan policy;

                (vi)   identification  of any loan which  presents any unsafe or

                       unsound banking  practice or condition or is otherwise in

                       violation  of  any  applicable   State  or  Federal  law,

                       regulation, or statement of policy; and


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                (vii)  requirement  of a written report to be made to the Bank's

                       Board and Audit Committee,  not less than quarterly after

                       the  effective  date  of this  ORDER.  The  report  shall

                       identify the status of those loans which  exhibit  credit

                       and   other   risks   under   the   applicable    grading

                       standards/criteria  and the prospects for full collection

                       and/or strengthening of the quality of any such loans.

          (b)    The Bank shall also hire, appoint, or contract with a qualified individual to administer  the loan  review  system.  The Bank shall evaluate the following qualities  of  the  proposed  loan review officer:  training  in  loan review/examination  procedure,  knowledge  of loan  documentation  requirements,

loan review/examination  experience, ability to comply with the requirements  of this ORDER and the Bank's written loan and loan review policies,  and  knowledge of applicable laws and regulations and sound lending/banking procedures.

                               BOARD OF DIRECTORS

      5.  (a)    Within 30 days from the effective date of this ORDER, the Board shall  increase  its  participation  in the affairs of the Bank,  assuming  full responsibility  for the approval of sound  policies and  objectives  and for the supervision  of all of the  Bank's  activities,  consistent  with  the  role and expertise  commonly  expected for  directors of banks of comparable  size.  This participation  shall include meetings to be held no less frequently than monthly at which,  at a minimum,  the  following  areas shall be reviewed and  approved:

reports of income and expenses; new, overdue, renewal, insider, charged-off, and

recovered  loans;  investment  activity;   operating  policies;  and  individual

committee  actions.  Board  minutes  shall  fully  document  these  reviews  and approvals, including the names of any dissenting directors.


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         (b)    Within 30 days from the effective date of this ORDER, the Bank's

Board  shall  develop  and adopt an  educational  program for each member of the

Board. The educational program shall include, at a minimum:

                (i)    specific  training  in  the areas of lending, operations,

                       and   compliance   with  laws,   rules  and   regulations

                       applicable to banks chartered in the state of Alabama;

                (ii)   specific  training  in the duties and responsibilities of

                       the Board in connection with the safe and sound operation

                       of the Bank; and

                (iii)  provision for periodic training.

         (c) The educational  program shall be submitted within 30 days from the effective  date of this ORDER to the  Supervisory  Authorities  for review.  The

Board shall  document the training  activities  in the minutes of the next Board meeting following completion of the training. The Board's actions as required by this paragraph shall be  satisfactory  to the  Supervisory  Authorities at their initial review and as determined at subsequent examinations and/or visitations.

         (d) Within 30 days of the effective date of this ORDER,  the Bank shall designate  a  directors'  committee  to  review  and  approve  loans,  with such committee being structured so that a majority of its members are persons who are not actively involved in the Bank's lending activities.

                                     CAPITAL

      6.  (a)    Within  60 days from the effective date of this ORDER, the Bank shall have Tier 1 capital in such an amount as to equal or exceed  5.00  percent of the Bank's  total  assets.  Within 120 days from the  effective  date of this

ORDER,  the Bank  shall  have  Tier 1  capital  in such an amount as to equal or exceed 7.00 percent of the Bank's total assets. Thereafter, during the life


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of this ORDER,  the Bank shall  maintain  Tier 1 capital in such an amount as to equal or exceed 7.00 percent of the Bank's total assets.

         (b)    By  March 31, 2002, the  Bank  shall develop and adopt a plan to meet the  minimum  risk-based  capital  requirements  as  described  in the FDIC

Statement of Policy on Risk-Based Capital contained in Appendix A to Part 325 of the FDIC Rules and Regulations,  12 C.F.R.  Part 325, Appendix A. The Plan shall be in a form and manner acceptable to the Supervisory  Authorities as determined at subsequent examinations.

         (c)    The  level of Tier 1 capital to be maintained during the life of this ORDER pursuant to Subparagraph  6(a) shall be in addition to a fully funded allowance for loan and lease losses, the adequacy of which shall be satisfactory to the Supervisory  Authorities as determined at subsequent  examinations and/or visitations.

         (d)    Any   increase   in  Tier  1  capital  necessary  to  meet   the

requirements of Paragraph 6 of this ORDER may be accomplished by the following:

                (i)    sale of common stock;

                (ii) direct contribution of cash by the Board, shareholders, and/or parent holding company; or

                (iii)  other means acceptable to the Supervisory Authorities.

Any increase in Tier 1 capital necessary to meet the requirements of Paragraph 6 of this  ORDER may not be  accomplished  through  a  deduction  from the  Bank's allowance for loan and lease losses except with the prior written consent of the

Supervisory Authorities.

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                (e) For the  purposes of this ORDER,  the terms "Tier 1 capital"

and "total assets" shall have, the meanings  ascribed to them in Part 325 of the

FDIC Rules and Regulations, 12 C.F.R. ss.ss. 325.2(t) and 325.2(v).

                (f) If all or part of any  necessary  increase in Tier 1 capital required by this Paragraph is accomplished  by the sale of new  securities,  the

Board shall forthwith take all necessary steps to adopt and implement a plan for the sale of such additional securities, including the voting of any shares owned or  proxies  held or  controlled  by them  in  favor  of the  plan.  Should  the implementation  of  the  plan  involve  a  public  distribution  of  the  Bank's securities  (including  a  distribution  limited  only  to the  Bank's  existing shareholders),  the Bank shall prepare  offering  materials fully describing the securities  being  offered,  including an accurate  description of the financial condition of the Bank and the circumstances giving rise to the offering, and any other material  disclosures  necessary to comply with any applicable  securities laws. Prior to the  implementation  of the plan and, in any event, not less than

15 days prior to the dissemination of such materials, the plan and any materials used in the sale of the securities shall be submitted to the FDIC,  Registration and Disclosure Section, 550 17th Street, N.W.,  Washington,  D.C. 20429, and the

Alabama State Banking Department for review. Any changes requested to be made in the plan or materials shall be made prior to their dissemination.

                (g) In  complying  with the  provisions  of  Paragraph 6 of this

ORDER,  the Bank shall provide to any subscriber  and/or purchaser of the Bank's securities,  a written  notice of any planned or existing  development  or other changes which are  materially  different from the  information  reflected in any offering  materials  used in connection  with the sale of Bank  securities.  The written notice required by this Paragraph shall be furnished within 10 days from the date such

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material  development  or change was planned or occurred,  whichever is earlier,

and shall be  furnished  to every  subscriber  and/or  purchaser  of the  Bank's securities who received or was tendered the information  contained in the Bank's original offering materials.

                                   CHARGE-OFF

        7. (a) Within 10 days from the  effective  date of this ORDER,  the Bank shall  eliminate  from its books,  by  charge-off or  collection,  all assets or portions of assets classified "Loss" as of the Report of Examination  ("Report")

dated November 19, 2001, that have not been previously collected or charged-off.

               (b) Within 10 days from the  effective  date of this  ORDER,  the

Bank shall eliminate from its books, by collection,  charge-off, or other proper entries,  50 percent of those assets  classified  "Doubtful"  in the Report that have not been  previously  collected  or charged  off.  (If an asset  classified

"Doubtful" is a loan or a lease, the Bank may, in the alternative,  increase its allowance for loan and lease losses by an amount equal to 50 percent of the loan or lease classified "Doubtful".)

               (c)  Additionally,  while this ORDER remains in effect,  the Bank shall,  within 30 days of the receipt of any official  Report of  Examination of the Bank from the FDIC or the Alabama State Banking  Department,  eliminate from its books, by collection,  charge-off,  or other proper  entries,  the remaining balance of any  assets  classified  "Loss"  and 50  percent of those  classified

"Doubtful" unless otherwise approved in writing by the Supervisory  Authorities.

(If an asset  classified  "Doubtful"  is a loan or lease,  the Bank may,  in the alternative, increase its allowance for loan and lease losses by an amount equal to 50 percent of the loan or lease classified "Doubtful.")


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               (d) By August 31,  2002,  the Bank shall have  reduced the assets classified "Substandard" in the Report and those assets classified "Doubtful" in the  Report  that  have  not  previously  been  charged  off  to not  more  than

$20,000,000.

               (e) By February 28, 2003,  the Bank shall have reduced the assets classified  "Substandard" and those assets  classified  "Doubtful" in the Report that have not previously been charged off to not more than $15,000,000.

               (f) By August 31,  2003,  the Bank shall have  reduced the assets classified  "Substandard" and those assets  classified  "Doubtful" in the Report that have not been previously been charged off to not more than $6,000,000.

               (g) The requirements of Subparagraphs  7(a), 7(b), 7(d), 7(e) and

7(f) of this ORDER are not to be construed as  standards  for future  operations and, in addition to the foregoing, the Bank shall eventually reduce the total of all adversely  classified assets.  Reduction of these assets through proceeds of other  loans made by the Bank is not  considered  collection  for the purpose of this paragraph.  As used in Subparagraphs 7(d), 7(e), and 7(f) the word "reduce"

means:
                (i)     to collect;

                (ii)    to charge-off; or

                (iii)   to sufficiently improve the quality of assets  adversely

                        classified    to   warrant    removing    any    adverse

                        classification,   as  determined   by  the   Supervisory

                        Authorities.

                              NO ADDITIONAL CREDIT

        8. (a)   Beginning with the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower who has a loan or

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other  extension of credit from the Bank that has been  classified,  in whole or part,  "Loss"  or  "Doubtful"  and is  uncollected.  The  requirements  of  this

Paragraph shall not prohibit the Bank from renewing (after collection in cash of interest due from the borrowers) any credit already extended to any borrower.

          (b)    Additionally, during the life of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of,

any borrower who has a loan or other  extension of credit from the Bank that has been classified, in whole or in part, "Substandard" and is uncollected.

          (c)    Paragraph 8(b) shall not  apply if the Bank's failure to extend further  credit  to a  particular  borrower  would  be  detrimental  to the best interests of the Bank. Prior to the extension of any additional  credit pursuant to this  Paragraph,  either  in the form of a  renewal,  extension,  or  further advance of funds,  such additional credit shall be approved by a majority of the

Board or a  designated  committee  thereof,  who shall  certify  in  writing  as follows:

                (i)     why  the failure of the Bank to extend such credit would

                        be detrimental to the best interests of the Bank;

                (ii)    that the  Bank's  position  would be  improved  thereby;

                        and

                (iii)   how the Bank's position would be improved.

The signed certification shall be made a part of the minutes of the Board or its designated committee and a copy of the signed certification shall be retained in the borrower's credit file.

                 PLANS FOR REDUCING/IMPROVING CLASSIFIED ASSETS

        9.    Within 90 days of the effective date of this ORDER, the Bank shall submit to the Supervisory Authorities specific plans and proposals to effect the reduction and/or improvement

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of any  lines of  credit  which  are  adversely  classified  by the  Supervisory

Authorities as of the date of the Report and which aggregate $500,000 or more as of that date.  Such plans shall  thereafter  be monitored  and progress  reports thereon resubmitted by the Bank at 90-day intervals  concurrently with the other reporting requirements set forth in Paragraph 19 of this ORDER.

                            DOCUMENTATION EXCEPTIONS

        10.    Within  60  days  from the effective date of this ORDER, the Bank shall implement procedures to correct  documentation  exceptions on loans listed in  the  schedule  of  Assets  with  Credit  Data  or  Collateral  Documentation

Exceptions  on pages 85 through 88 of the  Report and to prevent  future  credit data and/or  collateral  documentation  exceptions.  Such  procedures  and their implementation shall be acceptable to the Supervisory  Authorities as determined at subsequent examinations and/or visitations.

                                 CASH DIVIDENDS

        11.    The  Bank shall not pay cash dividends without the prior  written consent of the Supervisory Authorities.

                                     BUDGET

        12. Within 60 days from the effective date of this ORDER, the Bank shall formulate  and fully  implement a written  plan to improve  earnings.  This plan shall be forwarded  to the  Supervisory  Authorities  for review and comment and shall address, at a minimum, the following:

               (a)    goals  and  strategies  for  improving  and sustaining the earnings of the Bank, including:

                      (i)    an identification of  the major areas in, and means

                             by which, the Board will seek to improve the Bank's

                             operating performance;

                      (ii)   realistic and comprehensive budgets;

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                      (iii)  a budget  review  process to monitor the income and expenses of the Bank to compare the actual  figures

                             with budgetary projection; and

                      (iv)   a  description  of the operating  assumptions  that

                             form the basis for, and adequately  support,  major

                             projected income and expense components.

               (b)  coordination of the Bank's loan,  investment,  and operating policies, and budget and profit planning, with the funds management policy.

               (c) Following the end of each calendar  quarter,  the Board shall evaluate the Bank's actual  performance in relation to the plan required by this paragraph and shall record the results of the evaluation,  and any actions taken by the Bank,  in the minutes of the Board meeting at which such an evaluation is undertaken.

                                LENDING POLICIES

        13. Within 60 days from the effective date of this ORDER, the Bank shall revise,  adopt, and implement a written lending and collection policy to provide effective  guidance and control over the Bank's lending  function,  which policy shall  include,  at a  minimum,  revisions  to  address  all items of  criticism enumerated  on pages 30 through 31 of the Report as well as specific  guidelines for placing  loans on a non accrual  basis.  Such policy and its  implementation shall be in a form and  manner  acceptable  to the  Supervisory  Authorities  as determined at subsequent examinations and/or visitations.

                               INTEREST RATE RISK

        14. Within 60 days from the effective date of this ORDER, the Board will formulate and adopt a policy for managing interest rate risk in a manner that is appropriate to the size of the Bank and the complexity of its assets. The policy will identify the means by which the interest rate risk


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position will be monitored and will establish risk parameters.  In addition, the policy will provide for periodic reporting to management and the Board regarding interest  rate risk with  adequate  information  provided to assess the level of risk. The policy will be forwarded to the Supervisory Authorities for review and comments.  The  Bank  will  revise  and  adopt  appropriate  policies  that  are consistent with the comments and recommendations detailed in the Report.

                       ALLOWANCE FOR LOAN AND LEASE LOSSES

        15.  Within 30 days from the  effective  date of this  ORDER,  the Board

shall  review  the  adequacy  of  the   allowance  for  loan  and  lease  losses

("Allowance") and establish a comprehensive  policy for determining the adequacy of the  Allowance.  For the purpose of this  determination,  the adequacy of the

Allowance  shall be determined  after the charge-off of all loans or other items classified  "Loss".  The policy shall  provide for a review of the  Allowance at least once each calendar quarter.  Said review should be completed in order that the findings of the Board with respect to the Allowance may be properly reported in the quarterly Reports of Condition and Income. The review should focus on the results of the Bank's  internal  loan  review,  loan and lease loss  experience,

trends of  delinquent  and  non-accrual  loans,  an estimate of  potential  loss exposure  of  significant  credits,  concentrations  of credit,  and present and prospective economic conditions, and may include such other factors as the Board deems relevant.  A deficiency in the Allowance shall be remedied in the calendar quarter  it is  discovered,  prior to  submitting  the Report of  Condition  and

Income,  by a charge to current  operating  earnings.  The  minutes of the Board meeting at which such review is  undertaken  shall  indicate  the results of the review.  The Bank's policy for determining the adequacy of the Allowance and its

implementation   shall  be  satisfactory  to  the  Supervisory   Authorities  as

determined at subsequent examinations and/or visitations.

                               VIOLATIONS OF LAW

        16. Within 30 days from the effective date of this ORDER, the Bank shall eliminate  and/or  correct all violations of law which are more fully set out on pages  33  through  37 of the  Report.  In  addition,  the Bank  shall  take all necessary  steps  to  ensure  future  compliance  with all  applicable  laws and regulations. However, where such violations concern the lending limits contained in Code of  Alabama  Section  5-5A-22  (1975),  the loans will be reduced to the
   ----------------
lending limits required by Alabama law within 10 days from the effective date of this ORDER.

                                 STRATEGIC PLAN

        17. Within 60 days from the effective date of this ORDER, the Bank shall prepare and submit to the Supervisory  Authorities a written  business/strategic plan covering the overall operation of the Bank. The plan shall be in a form and manner  acceptable to the  Supervisory  Authorities  as determined at subsequent examinations and/or visitations.

                             NOTICE TO SHAREHOLDERS

       18.  Following the effective  date of this ORDER,  the Bank shall send to its shareholders or otherwise furnish a description of this ORDER in conjunction with the Bank's next shareholder  communication and also in conjunction with its notice or proxy statement  preceding the Bank's next  shareholder  meeting.  The description  shall  fully  describe  the  ORDER in all  material  respects.  The description and any accompanying  communication,  statement,  or notice shall be sent to the FDIC,  Registration and Disclosure Section,  550 17th Street,  N.W.,

Washington, D.C. 20429, at least 15 days prior to dissemination to shareholders.

Any  changes  requested  to  be  made  by  the  FDIC  shall  be  made  prior  to dissemination of the description, communication, notice, or statement.

                                PROGRESS REPORTS

        19.  Within  30 days  of the  end of the  first  quarter  following  the effective  date of this  ORDER,  and within 30 days of the end of each  quarter thereafter,  the Bank shall furnish written progress reports to the Supervisory

 Authorities  detailing  the form and  manner  of any  actions  taken to  secure compliance with this ORDER and the results thereof.  Such reports shall include a copy of the Bank's Report of Condition and the Bank's Report of Income.  Such

 reports may be discontinued  when the  corrections  required by this ORDER have been  accomplished  and the Supervisory  Authorities  have released the Bank in writing from making further reports.

        This ORDER shall become effective 10 days from the date of its issuance.

        The  provisions  of this ORDER shall remain  effective  and  enforceable except  to  the extent that,  and until such time as,  any  provisions  of  this

ORDER  shall have  been  modified, terminated,  suspended, or  set  aside by the

Supervisory Authorities.

        Pursuant to delegated authority.

        Dated at Atlanta, Georgia, this 15th day of March, 2002.



                                           /s/ Nancy E. Hall
                                           -------------------------------------
                                           Nancy E. Hall
                                           Regional Director
                                           Division of Supervision
                                           Atlanta Region
                                           Federal Deposit Insurance Corporation

         The Alabama Superintendent of Banks, having duly approved the foregoing

ORDER,  and the Bank,  through  its Board,  agree that the  issuance of the said

ORDER by the Federal Deposit  Insurance  Corporation shall be binding as between the Bank and the Alabama Superintendent of

Banks to the same  degree and legal  effect  that such ORDER would be binding on the Bank if the Alabama Superintendent of Banks had issued a separate Order that included and  incorporated all of the provisions of the foregoing ORDER pursuant to the provisions of Code of Alabama Section 5-2A-12 (1975).

           Dated this 4th day of March, 2002.


                                           By:    /s/Trabo Reed
                                                  ------------------------------
                                                  Trabo Reed
                                                  Deputy Superintendent of Banks
                                                  State of Alabama









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